Exhibit 10.1

AMENDMENT NO. 1

TO

VOTING AND STANDSTILL AGREEMENT

AMENDMENT NO. 1 TO VOTING AND STANDSTILL AGREEMENT, dated as of June 14, 2010 (this “Amendment”), among Patriot Coal Corporation, a Delaware corporation (“Parent”), the stockholders whose names appear on the signature page of this Amendment (each, an “Amending Stockholder” and collectively, the “Amending Stockholders”), and ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as stockholder representative (the “Stockholder Representative”).

W I T N E S S E T H:

WHEREAS, Parent, the Stockholder Representative and the Stockholders (including the Amending Stockholders) entered into a Voting and Standstill Agreement dated as of April 2, 2008 (the “Voting Agreement”); and

WHEREAS, in accordance with Section 4.03(a) of the Voting Agreement, Parent, the Amending Stockholders and the Stockholder Representative desire amend the Voting Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.   Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Voting Agreement.

2.   Section 1.02(a) of the Voting Agreement is hereby amended and restated in its entirety to read in full as follows:

“(a)       At such time (i) after the Effective Time that the aggregate number of Parent Shares owned by the Company Holders is less than fifteen percent (15%) of the Aggregate Share Number but greater than or equal to ten percent (10%) of the Aggregate Share Number or (ii) on or after June 1, 2010 that the ArcLight Funds Transfer any Parent Shares, the Stockholder Representative shall be entitled to nominate only one member of the Board and, unless the Board (without the participation of the nominees of the Stockholder Representative) shall approve such nominee remaining on the Board, the Stockholder Representative shall cause one of its nominees (which nominee shall be determined by Parent) on the Board to resign effective immediately as of such time and the term of such director shall immediately end.”

3.   Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or modification of any other provision of the Voting Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference contained in the Voting Agreement shall refer to the Voting Agreement as amended by this Amendment.  This Amendment shall be effective against all Stockholders, whether or not such Stockholders are a party hereto.

4.   This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.

5.   This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Until and unless each party has received a counterpart of this Amendment signed by each of the other parties, this Amendment shall have no effect, and no party shall have any right or obligation under this Amendment whether by virtue of any other oral or written agreement or other communication).  This Amendment shall become effective when each party shall have received a counterpart hereof signed by the other parties.  No provision of this Amendment is intended to confer upon any Person other than the parties hereto and the Stockholders not party hereto any rights or remedies hereunder.  Any such counterpart may be delivered by facsimile or other electronic format (including “.pdf”).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PATRIOT COAL CORPORATION

By:	/s/ Mark N. Schroeder
	Name:	Mark N. Schroeder
	Title:	Senior Vice President & Chief Financial Officer

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

ARCLIGHT ENERGY PARTNERS FUND I, L.P. and ARCLIGHT ENERGY PARTNERS FUND II, L.P., acting jointly, as Stockholder Representative

ARCLIGHT ENERGY PARTNERS FUND I, L.P.

By: ArcLight PEF GP, LLC, its General Partner

By: ArcLight Capital Holdings, LLC, its Manager

By:	/s/ Daniel R. Revers
	Name:	Daniel R. Revers
	Title:	Manager

ARCLIGHT ENERGY PARTNERS FUND II, L.P.

By: ArcLight PEF GP II, LLC, its General Partner

By: ArcLight Capital Holdings, LLC, its Manager

By:	/s/ Daniel R. Revers
	Name:	Daniel R. Revers
	Title:	Manager

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

ARCLIGHT ENERGY PARTNERS FUND I, L.P. By: ArcLight PEF GP, LLC, its General Partner By: ArcLight Capital Holdings, LLC, its Manager

By:	/s/ Daniel R. Revers
	Name:	Daniel R. Revers
	Title:	Manager

Number of Patriot shares owned as of

June 1, 2010: 6,165,049

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

ARCLIGHT ENERGY PARTNERS FUND II, L.P. By: ArcLight PEF GP II, LLC, its General Partner By: ArcLight Capital Holdings, LLC, its Manager

By:	/s/ Daniel R. Revers
	Name:	Daniel R. Revers
	Title:	Manager

Number of Patriot shares owned as of

June 1, 2010: 4,936,778

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

CASCADE INVESTMENT, L.L.C.

By:	/s/ Michael Larson
	Name:	Michael Larson
	Title:	Business Manager

Number of Patriot shares owned as of

June 1, 2010: 2,391,231

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

CITIGROUP CAPITAL PARTNERS II 2006 CITIGROUP INVESTMENT, L.P. By: Citigroup Private Equity LP, its general partner

By:	/s/ Matthew Coeny
	Name:	Matthew Coeny
	Title:	Authorized Signatory

Number of Patriot shares owned as of

June 1, 2010: 491,619

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P. By: Citigroup Private Equity LP, its general partner

By:	/s/ Matthew Coeny
	Name:	Matthew Coeny
	Title:	Authorized Signatory

Number of Patriot shares owned as of

June 1, 2010: 552,225

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

CITIGROUP CAPITAL PARTNERS II ONSHORE, L.P. By: Citigroup Private Equity LP, its general partner

By:	/s/ Matthew Coeny
	Name:	Matthew Coeny
	Title:	Authorized Signatory

Number of Patriot shares owned as of

June 1, 2010: 249,314

CITIGROUP CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P. By: Citigroup Private Equity LP, its general partner

By:	/s/ Matthew Coeny
	Name:	Matthew Coeny
	Title:	Authorized Signatory

Number of Patriot shares owned as of

June 1, 2010: 312,382

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

HOWARD HUGHES MEDICAL INSTITUTE

By:	/s/ Mark A. Barnard
	Name:	Mark A. Barnard
	Title:	Managing Director

Number of Patriot shares owned as of

June 1, 2010: 1,595,715

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

/s/ Timothy Elliott
Timothy Elliott

Number of Patriot shares owned as of

June 1, 2010: 72,422

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

/s/ Paul Vining
Paul Vining

Number of Patriot shares owned as of

June 1, 2010: 243,489

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

/s/ David Turnbull
David Turnbull

Number of Patriot shares owned as of

June 1, 2010: 32,476

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

/s/ B. Scott Spears
B. Scott Spears

Number of Patriot shares owned as of

June 1, 2010: 9,170

Signature Page to Amendment No. 1 to Voting and Standstill Agreement

/s/ Robert W. Bennett
Robert Bennett

Number of Patriot shares owned as of

June 1, 2010: 40,519

Signature Page to Amendment No. 1 to Voting and Standstill Agreement